SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549


                               _________________



                                    FORM 8-K

                                 CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934




Date of Report (Date of earliest event reported):      December 12, 1994


Vanguard Real Estate Fund I, A Sales-Commission-Free Income Properties Fund

(Exact name of the registrant as specified in its character)


Massachusetts                      0-16785             23-6861048
(State of other jurisdiction       (Commission         (IRS Employer
of incorporation)                  File Number)        Identification No.)


Vanguard Financial Center, Malvern, PA                 19355
(Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code (610) 669-1000









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                                     INDEX
                                                    Page No.

Cover Page . .  . . . . . . . . . . . . . . . . . . . .-

Index. .. . . . . . . . . . . . . . . . . . . . . . . .1

Item
No.

Item 1. Change in Control of Registrant . . . . . . . .2
Item 2. Acquisition or Disposition of Assets. . . . . .2
Item 3. Bankruptcy or Receivership. . . . . . . . . . .2
Item 4. Changes in Registrant's Certifying Accountant .2
Item 5. Other Events. . . . . . . . . . . . . . . . . .2
Item 6. Resignation of Registrant's Directors . . . . .2
Item 7. Financial Statements and Exhibits . . . . . . .2
Item 8. Change in Fiscal Year . . . . . . . . . . . . .2



Signatures . . . . . . . . . . . . . . . . . . . .  . .3



Exhibit Index. . . . .. . . . . . . . . . . . . . . . .4


















                                       1
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Item 1.   Change in Control of Registrant

          None

Item 2.   Acquisition or Disposition of Assets

          None

Item 3.   Bankruptcy or Receivership

          None

Item 4.   Changes in Registrant's Certifying Accountant

          None

Item 5.   Other Events

     On December 12, 1994 at its regular quarterly meeting, the Fund's Board of Trustees adopted a plan of liquidation and termination. This plan is being undertaken in the eighth year of the Fund's initially contemplated seven-to-twelve-year life. The decision to adopt the plan of liquidation at this time was driven by several factors, including real estate market conditions and tax considerations affecting real estate investment trusts. The plan of liquidation contemplates the orderly sale of, and the distribution of net proceeds received from, the Fund's remaining real estate investments over the next 24 months.

     At December 12, 1994, the Fund held investments in four income-producing properties or portfolios, including three commercial properties (consisting of one office complex located outside of Minneapolis, Minnesota, and shopping centers located in Torrance, California and Durham, North Carolina) and one residential apartment complex located in Montgomery County, Maryland. The Fund's real estate investments at November 30, 1994 had a recorded book value of approximately $27.1 million, or $2.46 per share.

     Following the adoption of the plan of liquidation, the Trustees declared a $3.69 per share liquidating distribution, payable on December 29, 1994, to shareholders of record as of December 27, 1994. This distribution will be made from the Fund's cash reserves, which were approximately $46 million at November 30, 1994. The capital distribution will reduce the book value of the Fund's shares and also the amount of future income the Fund may be expected to generate.

Item 6.   Resignation of Registrant's Directors

     None

Item 7.   Financial Statements and Exhibits

     The Plan of Liquidation and Termination for Vanguard Real Estate Fund I is attached as an exhibit on pages 5 - 9 of this Report.

Item 8.   Change in Fiscal Year

     None


                                       2
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                          VANGUARD REAL ESTATE FUND I
                 A SALES-COMMISSION-FREE INCOME PROPERTIES FUND


DATE: December 22, 1994            BY:  _______________________________
                                        Ralph K. Packard
                                        Vice President & Controller


















                                       3

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EXHIBIT INDEX
                                                           Page No.


2.   Plan of Liquidation and Termination - Vanguard
     Real Estate Fund I . . . . . . . . . . . . . . . . . . . . .5-9




































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